Exhibit 10.14

Branchburg, NJ 08876 (908) 874-8686 Fax (908) 874-6064 Website: http:// www.larkenassociates.com

June 16, 2015

Primus Green
Attn: Mr. Sam Golan
219 Homestead Road
Building 2
Hillsborough, NJ 08844

Re:	Hillsborough Business Center

First Amendment to Lease

Dear Sam,

Enclosed please find your First Amendment to Lease for the above-mentioned property. We wish you much continued success in the Hillsborough Business Center.

If I can be of further assistance, please call me at the office.

Sincerely,

/s/Robert Marek

Robert Marek
For Raider Realty

Enclosure

Sdw

Branchburg, NJ 08876 (908) 874-8686 Fax (908) 874-6064 Website: http:// www.larkenassociates.com

FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE (“the Amendment”), made as of the 15th day of June , 2015, by and between HILLSBOROUGH PARK, L.L.C., a Delaware limited liability company, having an address at 1250 Route 28, Suite 101, Branchburg, NJ 08876 (hereinafter called “Landlord”) and PRIMUS GREEN ENERGY, a New Jersey corporation having an address at 219 Homestead Road, Hillsborough, New Jersey 08844 (hereinafter called “Tenant”).

W I T N E S S E T H:

WHEREAS, by that certain Lease Agreement dated March 1, 2011, (the “Lease”), Landlord leased to Tenant certain premises consisting of approximately Thirty-Four Thousand Three Hundred Eighty-Eight (34,388) square feet and located in the Hillsborough Business Center located at 219 Homestead Road, Building 2, Hillsborough, New Jersey 08844 (the “Premises”) as more particularly described in the Lease; and

WHEREAS, Tenant presently occupies the Premises and the Term Expiration Date is April 30, 2016; and

WHEREAS, Landlord and Tenant are mutually desirous of amending the Lease to provide for an extension of the Lease Term, all in the manner hereinafter provided.

NOW, THEREFORE, in consideration of the sum of Ten ($10.00) Dollars and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged by both parties, Landlord and Tenant do hereby covenant and agree as follows:

1. All of the recital clauses hereinabove set forth are hereby incorporated by reference as though set forth verbatim and at length herein. For purposes of this Amendment, all capitalized terms shall have the meanings ascribed to them in the Lease unless otherwise defined herein.

2. Tenant hereby exercises its first Renewal Option to extend the Lease Term pursuant to Section 71 of the Lease, for three years (3) commencing on May 1, 2016 and terminating on April 30, 2019, upon such terms and conditions as set forth in the Lease. Tenant acknowledges and agrees that it is leasing the Premises during the first Renewal Option Term in its “AS IS”, “WHERE IS” condition. Tenant shall pay Base Rent during the first Renewal Option Term as set forth in Section 71 of the Lease. Tenant shall have no further options to renew or extend the Lease Term except as set forth in the Lease.

3. Except as modified by this Amendment, the Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. The covenants; agreements, terms, provisions and conditions contained in this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns. In the event of any conflict between the terms contained in this Amendment and the Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties.

4. This Amendment may be executed in several counterparts, via facsimile, or via PDF each of which shall be deemed an original, and all such counterparts shall together constitute one in the same instrument.

5. The submission of this Amendment for examination does not become effective only upon execution and delivery thereof by Landlord and Tenant.

6. This Amendment shall be binding upon and inure to the benefit of, the parties hereto and their respective successors. This Amendment shall be governed and construed in accordance with the laws of the state in which the Premises is located.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto execute this Amendment by their respective duly authorized representative as of the day and year first above written.

WITNESS:	HILLSBOROUGH PARK, LLC, a Delaware limited liability company (Landlord)

	By:	/s/ David Gardner
	Name:	David Gardner
Title:

WITNESS:	PRIMUS GREEN ENERGY, INC., a New Jersey corporation (Tenant)

/s/Maria Stanton	By:	/s/ T. L. Cox
	Name:	T. L. Cox
	Title:	CFO

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